THE DUNHAM FUNDS

Dunham High Yield Bond Fund

Dunham International Stock Fund

Dunham Large Cap Growth Fund

Dunham Short Term Bond Fund

(each, a “Fund” of AdvisorOne Funds, the “Trust”)

Supplement dated April 27, 2005 (effective at the close of business)

To the Combined Prospectuses for Class C and Class N Shares, and the

Combined Statement of Additional Information, each dated

November 1, 2004 (as revised December 10, 2004)

On March 24, 2004 and April 27, 2005, the Board of Trustees of the Trust approved the issuance of a proxy statement to Fund shareholders, approved certain advisory and sub-advisory arrangements and revised certain investment policies of the Funds, as indicated below.

The following supersedes any contrary information contained in the Funds’ current Prospectuses and the Combined Statement of Additional Information described above.

Dunham High Yield Bond Fund

The Dunham High Yield Bond Fund will commence operations effective July 1, 2005.  The Sub-Adviser to the Fund will be PENN Capital Management, The Libertyview Building, 457 Haddonfield Road, Suite 210, Cherry Hill, NJ 08002.

	Dunham High-Yield Bond Fund Class C	Dunham High-Yield Bond Fund Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE
Maximum Sales Charge on Reinvested Dividends/ Distributions (as a % of offering price)	NONE	NONE
Redemption Fee	NONE	NONE
Exchange Fee	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees (1)
Adviser Fee	0.60%	0.60%
Sub-Adviser Fee	0.50%	0.50%
Distribution Fees (Rule 12b-1 Expenses)	0.50%	NONE
Shareholder Service Fees	0.25%	NONE
Other Expenses (2)	0.88%	0.88%
Total Annual Fund Operating Expenses	_____2.73%	_____1.98%

Example

This example is intended to help you compare the cost of investing in Class N or C shares of the Funds with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in Class N or C shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has 5% return each year, you reinvest all dividends and capital gain distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Year	Dunham High Yield Bond Fund Class C	Dunham High Yield Bond Fund Class N
1	$276	$201
3	$847	$621

(1)

Each Fund pays the Adviser a fee for its services that is computed daily and paid monthly at an annual rate based on the value of the average daily net assets of the Fund. The fees of each Sub-Adviser are paid by the Fund. In order to reduce Fund expenses, Fund service providers may voluntarily waive a portion of their fees.  Such waivers or reductions are voluntary and may be terminated at any time.  The nature of the services provided to, and the aggregate management fees paid by each Fund are described under “Investment Adviser.”  The base sub-advisory fee of the Dunham High Yield Bond Fund is 0.50% with a fulcrum fee of 0.30%. The lowest sub-advisory fee possible is 20 basis points, and the highest sub-advisory fee possible is 80 basis points. The fulcrum fee is calculated in the following manner: For each 100 basis points of out/under-performance of the benchmark, 15 basis points will be added/subtracted to the base fee, on a sliding scale, not absolute thresholds. After July 1, 2006, the fee will be calculated at the end of each month using a base fee adjusted up or down by a fulcrum fee based on the Fund’s net performance compared to the performance of the benchmark over a rolling twelve-month period.

(2)

These expenses, which include custody, administration, transfer agency, and other customary fund expenses, are based on estimated amounts for each Fund’s current fiscal year.

Dunham Short Term Bond Fund

Effective immediately, the Fund may invest up to 25% of its assets in adjustable rate securities, such as variable rate notes, subject to the 15% limit on illiquid securities.

Adjustable Rate Securities. The Fund may invest in adjustable rate securities (i.e., variable rate and floating rate instruments), which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes.

Dunham International Stock Fund

Effective 60 days from the date of this Supplement, the Fund may pursue its investment objective by directly purchasing securities of foreign issuers to the full extent permitted under the 1940 Act.

Dunham Large Cap Growth Fund

Effective March 31 2005, Baring Asset Management (“BAM”), the Sub-Adviser to the Dunham Large Cap Growth Fund underwent a change in control, which amounted to an assignment and automatic termination of the Fund’s current sub-advisory agreement under the 1940 Act.  The Board has approved an interim sub-advisory agreement with BAM under the same terms as the Fund’s current sub-advisory agreement with BAM.  This interim sub-advisory agreement will last no longer than 150 days.  A new advisory agreement with Baring, under substantially the same terms as the current sub-advisory agreement, will be presented for approval by Fund shareholders, as disclosed in the Fund’s proxy statement.

Sub-Adviser

The following sets forth certain information about the Sub-Adviser and Portfolio Managers for Dunham High Yield Bond Fund:

PENN Capital Management –Dunham High Yield Bond Fund

PENN Capital Management, The Libertyview Building, Suite 210, 457 Haddonfield Road Cherry Hill, NJ 08002, serves as the sub-adviser for the High Yield Bond Fund.  PENN’s core business is fundamental, bottom up research on the universe of high yield and small capitalization companies.  PENN’s ten-member investment team is responsible for understanding a company’s entire capital structure. The style seeks to preserve investors’ principal, while providing a high level of current income. The style invests primarily in single-B rated high yield bonds, consisting of 100% cash-paying, publicly-traded corporate bonds with a preference for senior debt in a corporation’s capital structure. The style will also seek undervalued high yield bonds for potential gains based on capital appreciation. The style intends to preserve capital by limiting downside risk through the detection of significant negative changes in the future operating cash flow levels of issuers before such risk is fully reflected in the price of securities. PENN maintains a discipline of selling a security if it falls 10% from cost. As of December 31, 2004, Penn had approximately $1.3 billion under management.

The following individuals manage the Dunham High Yield Bond Fund:

Richard A. Hocker

Founder/ Chief Investment Officer

Mr. Hocker serves as the Chief Investment Officer of PENN Capital Management. Mr. Hocker has over 30 years of institutional investment experience with both PENN and Delaware Investment Advisers (DIA). Since inception of the firm in November 1987, Mr. Hocker has served as Chief Investment Officer and Senior Portfolio Manager guiding policy development and the future direction of PENN’s high yield bond and equity strategies.

During his tenure at DIA (1977-1987), Mr. Hocker launched and managed one of the first high yield mutual funds, the Delchester High Yield Bond Fund. Mr. Hocker also managed a number of the nation’s first institutional high yield pension investors, including General Motors, State of Vermont Teachers Retirement Association, and Colorado Fire and Police. Prior to DIA, Mr. Hocker was head of Investment Division of Provident National Bank, a $3 billion regional bank, which is now part of PNC Bank.

Mr. Hocker is a 1964 graduate of Valley Forge Military Academy and was a Trustee Board Member for over 15 years. Additionally, Mr. Hocker was a member of the Executive Committee and Chairman of the Investment Committee. Mr. Hocker received both his BS in accounting and MBA in finance from the Kogood School of Business, American University.

J. Paulo Silva

CFA, Portfolio Manager/ Principal

J. Paulo Silva joined PENN Capital Management as a research analyst in June 2002, and was promoted to portfolio manager in 2004. During his MBA program in 2001, Paulo worked as an associate in the Mergers and Acquisitions department at Xcelecom (United Illuminating). Prior to graduate school, Paulo was a Project Manager with GZA GeoEnvironmental, Inc.  As a Portfolio Manager at PENN, Paulo’s responsibilities include covering Healthcare, Automotive, Technology, Chemicals, and Industrials. Mr. Silva received a BS in Civil Engineering, Summa Cum Laude, from Tufts University and an MBA from Yale School of Management.